UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 2, 2010

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 2, 2010, the Board increased its size by two members pursuant to an amendment of Article 3.02 of the Company’s Amended and Restated Bylaws.  The Board appointed Messrs. Pierre de Wet and Laurence Anderson, M.D. to fill the newly created director positions.

Mr. de Wet is the President of Agtoprof, an agriculture farm management and development company that operates across the United States.  Mr. de Wet is a real estate developer, founder of Kiepersol Estates, and the KE brand businesses including KE Cellars, a boutique winery and KE Bushman’s winery and entertainment venue.  Mr. de Wet started and chaired Mane Mission, a non-profit event benefiting mentally challenged citizens and he currently serves on the board of Walnut Grove Water Systems.  Mr. de Wet has been an advisory member of the Southside Bank board of directors since April 13, 2009.

Mr. de Wet will stand for election at the 2011 Annual Meeting of the Company’s shareholders, and will thereafter join the class of directors that will stand for reelection at the 2013 Annual Meeting.

Dr. Anderson is the managing partner of Dermatology Associates of Tyler, and has credentials in surgery, teaching and research.  Dr. Anderson is a graduate of Washington State University and Uniformed Services University of Health Sciences in Bethesda, Maryland.  He is the Chairman of the Development Board for the University of Texas at Tyler and a published author, with a number of publications, presentations and lectures to his credit.  Dr. Anderson has been an advisory member of the Southside Bank board of directors since April 14, 2008.

Dr. Anderson will stand for election at the 2011 Annual Meeting of the Company’s shareholders, and will thereafter join the class of directors that will stand for reelection at the 2014 Annual Meeting.

There are no arrangements between Mr. de Wet or Dr. Anderson and any other person pursuant to which either Mr. de Wet or Dr. Anderson was selected as a director, nor are there any transactions to which the Company is a party and in which either Mr. de Wet or Dr. Anderson has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 2, 2010, the Board adopted an amendment (the “Amendment”) to Section 3.02 of Article Three of the Company’s Amended and Restated Bylaws.  The purpose of the Amendment was to increase the size of the Board from twelve (12) to fourteen (14) members.

Pursuant to General Instruction F to the Securities and Exchange Commission’s Current Report on Form 8-K, the Amendment is attached to this Report as Exhibit 3.1, and is incorporated into this Item 5.03 by this reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amendment No. 2 to the Amended and Restated Bylaws of the Company, effective September 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: September 9, 2010	By:	/s/ Lee R. Gibson
Lee R. Gibson
Senior Executive Vice President and CFO